                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement No.'s
333-80415 and 333-80409 of Factual Data Corp. on Forms S-3 and the  registration statement  No.'s  333-92693 and 333-80101 on Forms S-8 of our report dated March
28, 2001,  appearing  in the annual  report on Form 10-KSB of Factual Data Corp.
for the year ended December 31, 2000.

                                        /s/ Ehrhardt Keefe Steiner & Hottman PC
                                            Ehrhardt Keefe Steiner & Hottman PC

March 28, 2001
Denver, Colorado